[Q] [M] [I] [S]                                               Annual Report of
                                                                    Year Ended
THE FIRST NAME IN MUTUAL FUNDS                               December 31, 1995

MASSACHUSETTS INVESTORS TRUST

[GRAPHIC PHOTO OF A KEYBOARD]

MASSACHUSETTS INVESTORS TRUST
Trustees

A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Peter G. Harwood - Private Investor

J. Atwood Ives - Chairman and Chief Executive Officer, Eastern Enterprises

Lawrence T. Perera - Partner, Hemenway & Barnes

William J. Poorvu - Adjunct Professor, Harvard University Graduate School of Business Administration

Charles W. Schmidt - Private Investor

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

Elaine R. Smith - Independent Consultant

David B. Stone - Chairman, North American Management Corp. (investment adviser)

Investment Adviser

Massachusetts Financial Services Company
500 Boylston Street Boston, MA
02116-3741 Distributor

MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741
Portfolio Managers

Mitchell D. Dynan*
John D. Laupheimer, Jr.*
Kevin R. Parke*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*
Assistant Secretary

James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

Custodian
State Street Bank and Trust Company

Auditors
Deloitte & Touche llp

Investor Information
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime). Investor Service

MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free:
1-800-225-2606 any business day from
8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.


[GRAPHIC]

Top-Rated Service

For the second year in a row, MFS earned a #1 ranking in DALBAR, Inc.'s Broker/ Dealer Survey, Main Office Operations Service Quality category. The firm achieved a 3.49 overall score -- on a scale of 1 to 4 -- in the 1995 survey. A total of 71 firms responded, offering input on the quality of service they receive from 36 mutual fund companies nationwide. The survey contained questions about service quality in 17 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

Letter to Shareholders

Dear Shareholders:

The past year was an extraordinarily good one for the stock market. The market's performance was fueled by two main factors. First, the market anticipated the slowdown in economic activity in 1995. This drove long-term interest rates close to their lows of 1993, and stocks of financial services and growth companies responded strongly. Second, corporate earnings were very strong despite the weaker economy. This, combined with higher valuations resulting from lower interest rates, helped drive up stock prices and contributed to the Trust's good performance for the year.

     For the 12 months ended December 31, 1995, the stock market, as measured by the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, had a total return of +37.53%. During that same period, Class A shares of the Trust had a total return of +39.34%, while Class B shares had a total return of +38.05%. Both of these returns include the reinvestment of distributions but exclude the effects of any sales charges. A discussion of the factors which contributed to the Trust's outperformance may be found in the Portfolio Performance and Strategy section of this letter.

Economic Environment

Moderate but sustainable growth has been the hallmark of the economic expansion's fifth year, although the economy did show signs of sluggishness late in the year. For example, retail sales have been disappointing, in part because of rising levels of consumer debt, while an extended period of lower mortgage rates seems to have relieved much of the pent-up demand for housing. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad limits demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer-term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Stock Market

After some volatility late in the third quarter, the stock market continued to strengthen. Although many companies reported solid third-quarter results, there was some weakness in the earnings of retail, financial services and even some technology companies. However, a slowdown in earnings may be a positive development if it is an indication that the economy is not overheating and inflation is under control. While we see a deceleration of corporate earnings as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, many companies' increasing emphasis on cost containment and growing use of technology have helped keep them highly competitive and reasonably profitable. Looking ahead, we believe that a stabilizing interest rate environment, coupled with reasonable earnings reports, could justify current market valuations.

Portfolio Performance and Strategy

The Trust follows a conservative growth investment strategy. We attempt to structure the portfolio with stocks we believe possess modestly above-average earnings growth prospects relative to the S&P 500. While doing this, we attempt to maintain an overall conservative investment posture by focusing on companies with moderately below-average price-to-earnings ratios relative to the S&P 500. In addition, we concentrate on large-capitalization, well-established and recognized corporations. This is a long-term investment strategy unaffected by our short-term market outlook.

     We entered the year overweighted in financial services and consumer growth stocks. We felt that these areas represented stocks with attractive relative earnings strength. Late last year we raised our technology weightings to a near-market weighting, which is unusual for our conservative methodology. Another area of overweighting was industrial goods and services, where we were concentrated in machinery and in aerospace and defense companies. We also entered the year effectively fully invested, consistent with our strategy of not timing the market. We found this strategy to be appropriate for most of the year, and our only major change in portfolio strategy was to reduce our technology weighting in mid-summer. While this proved somewhat premature, it turned out to be the right decision.

     Looking ahead to 1996, we continue to feel that relative earnings strength will be the key to superior performance. We have maintained our overweighting in financial services but have moved away from banks and toward insurance companies. We are also overweighted in consumer non- durables and in industrial companies. One area where we retain an overweighting but have not been rewarded is retail, an area that has underperformed the S&P 500 for several years. We feel fine companies with solid long-term prospects in this sector can be bought at modest valuations.

     A key to 1996 performance will be judging the effectiveness of the Federal Reserve's monetary easing. So far, the market has benefited from the overall reduction in interest rates but, specifically, economically sensitive stocks have lagged. We feel one of the major challenges of the Trust will be to measure when and how significantly these stocks will respond. As of this writing, we have not made significant moves in this direction.

     We appreciate your support and welcome any questions or comments you may have.

Respectfully,

                                             /s/ Mitchell D. Dynan

                                             /s/ John D. Laupheimer, Jr.

                                             /s/ Kevin R. Parke

/s/ A. Keith Brodkin                         /s/ Portfolio Managers

A. Keith Brodkin                             Mitchell D. Dynan
Chairman and President                       John D. Laupheimer, Jr.
                                             Kevin R. Parke
                                             Portfolio Managers


January 12, 1996


Portfolio Managers Profiles

Mitch Dynan joined the MFS Research Department in 1986. A graduate of Tufts University, he was named Assistant Vice President - Investments in 1987 and Vice President - Investments in 1988. Mr. Dynan became a Portfolio Manager of Massachusetts Investors Trust in 1995.

John Laupheimer joined the MFS Research Department in 1981 as an industry specialist. A graduate of Boston University and the Sloan School of Management of Massachusetts Institute of Technology, he was named Investment Officer in 1983, Assistant Vice President - Investments in 1984, Vice President - Investments in 1986 and Senior Vice President in January 1995. Mr. Laupheimer became a Portfolio Manager of Massachusetts Investors Trust in 1993.

Kevin Parke joined the MFS Research Department in 1985 as an industry specialist. A graduate of Lehigh University and the Harvard University Graduate School of Business Administration, he was named Assistant Vice President - Investments in 1987, Vice President - Investments in 1988, Senior Vice President - Investments in 1993 and Director of Research in 1995. Mr. Parke became a Portfolio Manager of Massachusetts Investors Trust in 1992.

Tax Form Summary

In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

The Trust has designated $135,643,154 as a long-term capital gain distribution for tax purposes. This distribution was made to shareholders of record as of December 27, 1995, payable January 2, 1996.

For the year ended December 31, 1995, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 59.09%.

Performance

The information below and on the following page illustrates the historical performance of Massachusetts Investors Trust Class A shares in comparison to various market indicators. Trust results in the graphs reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Please note that effective September 7, 1993, Class B shares were offered. Information on Class B share performance appears on the next page.

See Appendix page for performance chart descriptions

Growth of a Hypothetical $10,000 Investment
(For the 5-Year Period Ended December 31, 1995)

Growth of a Hypothetical $10,000 Investment
(For the 10-Year Period Ended December 31, 1995)

The performance of other classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes.


Average Annual Total Returns

                                                          1 Year    3 Years   5 Years     10 Years
==================================================================================================
Massachusetts Investors Trust (Class A) including
  5.75% sales charge                                      +31.38%   +12.67%   +14.42%     +14.00%
--------------------------------------------------------------------------------------------------
Massachusetts Investors Trust (Class A) at net
  asset value                                             +39.34%   +14.92%   +15.78%     +14.68%
--------------------------------------------------------------------------------------------------
Massachusetts Investors Trust (Class B) with CDSC+        +34.05%      --        --       +14.24%*
--------------------------------------------------------------------------------------------------
Massachusetts Investors Trust (Class B) without
  CDSC                                                    +38.05%      --        --       +15.29%*
--------------------------------------------------------------------------------------------------
Average growth and income fund**                          +30.82%   +13.21%   +15.31%     +12.64%
--------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index**                   +37.53%   +15.32%   +16.56%     +14.86%
--------------------------------------------------------------------------------------------------
Consumer Price IndexS.**                                   +2.54%    +2.65%    +2.79%      +3.46%
--------------------------------------------------------------------------------------------------


 + These returns reflect the current Class B contingent deferred sales charge
   (CDSC) of 4% for the 1-year period and 3% for the period commencing September 7, 1993.
 * For the period from the commencement of offering of Class B shares, September 7, 1993 to December 31, 1995.
** Source: Lipper Analytical Services, Inc.
SS The Consumer Price Index is a popular measure of change in prices.

In the table on the preceding page, we have included the average annual total returns of all growth and income funds (including the Trust) tracked by Lipper Analytical Services, Inc. (an independent firm which rates mutual fund performance) for the applicable time periods. Because these returns do not reflect any applicable sales charges, we have also included the Trust's results at net asset value (no sales charge) for comparison.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Class A share results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable.

Objectives and Policies

The Trust's investment objectives are to provide reasonable current income and long-term growth of capital and income. Any investment involves risk and there can be no assurance that the Trust will achieve its investment objectives.

The Trust is believed to constitute a conservative medium for that portion of an investor's capital which he wishes to have invested in securities considered to be of high or improving investment quality. The term "conservative medium" indicates that the Trust attempts to exercise prudence, discretion and intelligence in the selection of investments with due regard for both probable income and probable safety of capital. The words "high investment quality" reflect the intention of the Trust to avoid the acquisition of speculative securities or those of doubtful character even if immediate prospects are tempting.

Portfolio of Investments - December 31, 1995

Common Stocks - 96.3%
================================================================================
Issuer                                                    Shares           Value
--------------------------------------------------------------------------------
U.S. Stocks - 91.8%
  Aerospace - 6.0%
    AlliedSignal, Inc.                                   480,000    $ 22,800,000
    Boeing Co.                                            50,000       3,918,750
    General Dynamics Corp.                               104,000       6,149,000
    Lockheed Martin Corp.                                380,000      30,020,000
    McDonnell-Douglas Co.                                409,000      37,628,000
    Raytheon Co.                                         740,000      34,965,000
                                                                    ------------
                                                                    $135,480,750
--------------------------------------------------------------------------------
  Apparel and Textiles - 2.1%
    Intimate Brands, Inc., "A"*                          104,300    $  1,564,500
    Nike, Inc., "B"                                      462,000      32,166,750
    VF Corp.                                             240,000      12,660,000
                                                                    ------------
                                                                    $ 46,391,250
--------------------------------------------------------------------------------
  Automotive - 0.5%
    Eaton Corp.                                          120,000    $  6,435,000
    General Motors Corp.                                 100,000       5,287,500
                                                                    ------------
                                                                    $ 11,722,500
--------------------------------------------------------------------------------
  Banks and Credit Companies - 9.0%
    Chase Manhattan Corp.                                 75,000    $  4,546,875
    Comerica, Inc.                                        38,500       1,544,813
    First Bank System, Inc.                              910,000      45,158,750
    First Chicago NBD Corp.                              610,000      24,095,000
    Firstar Corp.                                        310,000      12,283,750
    Integra Financial Corp.                              302,500      19,057,500
    Meridian Bancorp, Inc.                                30,000       1,395,000
    National City Corp.                                  180,000       5,962,500
    Northern Trust Corp.                                 300,000      16,800,000
    Norwest Corp.                                      1,293,000      42,669,000
    Suntrust Banks, Inc.                                 250,000      17,125,000
    U.S. Bancorp                                         320,000      10,760,000
                                                                    ------------
                                                                    $201,398,188
--------------------------------------------------------------------------------
  Business Machines - 1.2%
    Compaq Computer Corp.*                               150,000    $  7,200,000
    Hewlett-Packard Co.                                  100,000       8,375,000
    International Business Machines Corp.                106,600       9,780,550
    Xerox Corp.                                           10,000       1,370,000
                                                                    ------------
                                                                    $ 26,725,550
--------------------------------------------------------------------------------
  Business Services - 0.2%
    ALCO Standard Corp.                                   46,000    $  2,098,750
    DST Systems, Inc.*                                    38,300       1,091,550
    First Data Corp.                                      20,500       1,370,938
                                                                    ------------
                                                                    $  4,561,238
--------------------------------------------------------------------------------
  Cellular Telephones - 0.1%
    AirTouch Communications, Inc.*                                  $
                                                          60,000       1,695,000
--------------------------------------------------------------------------------

Common Stocks - continued
================================================================================
Issuer                                                    Shares           Value
--------------------------------------------------------------------------------
U.S. Stocks - continued
  Chemicals - 1.3%
    du Pont (E. I.) de Nemours & Co.                     179,000    $ 12,507,625
    Grace (W.R.) & Co.                                   125,000       7,390,625
    Monsanto Co.                                          75,000       9,187,500
                                                                    ------------
                                                                    $ 29,085,750
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.5%
    Microsoft Corp.*                                     149,000    $ 13,074,750
  Computer Software - Systems - 2.5%
    Computer Association International, Inc.             483,000    $ 27,470,625
    General Motors Corp., "E"                            393,100      20,441,200
    Oracle Systems Corp.*                                176,000       7,458,000
                                                                    ------------
                                                                    $ 55,369,825
--------------------------------------------------------------------------------
  Consumer Goods and Services - 8.1%
    American Standard Cos., Inc.*                        150,000    $  4,200,000
    Colgate-Palmolive Co.                                309,500      21,742,375
    Gillette Co.                                         867,000      45,192,375
    Philip Morris Cos., Inc.                             649,100      58,743,550
    Procter & Gamble Co.                                 374,000      31,042,000
    Seagram Ltd.                                          87,200       3,019,300
    Service Corp. International                          155,700       6,850,800
    Tyco International Ltd.                              264,000       9,405,000
                                                                    ------------
                                                                    $180,195,400
--------------------------------------------------------------------------------
  Containers - 0.3%
    Corning, Inc.                                        200,000    $  6,400,000
--------------------------------------------------------------------------------
  Defense Electronics - 1.7%
    Loral Corp.                                        1,076,400    $ 38,077,650
--------------------------------------------------------------------------------
  Electrical Equipment - 3.5%
    General Electric Co.                                 660,000    $ 47,520,000
    Honeywell, Inc.                                      610,000      29,661,250
                                                                    ------------
                                                                    $ 77,181,250
--------------------------------------------------------------------------------
  Electronics - 1.1%
    Intel Corp.                                          370,000    $ 20,997,500
    LSI Logic Corp.*                                      38,000       1,244,500
    National Semiconductor Corp.*                        100,000       2,225,000
                                                                    ------------
                                                                    $ 24,467,000
--------------------------------------------------------------------------------
  Entertainment - 0.8%
    Comcast Corp., Special, "A"                           60,000    $  1,091,250
    Disney (Walt) Co.                                    265,000      15,635,000
    Harrah's Entertainment, Inc.*                         36,000         873,000
                                                                    ------------
                                                                    $ 17,599,250
--------------------------------------------------------------------------------
  Financial Institutions - 2.5%
    Beneficial Corp.                                     561,000    $ 26,156,625
    Federal Home Loan Mortgage Corp.                     147,000      12,274,500

Common Stocks - continued
================================================================================
Issuer                                                    Shares           Value
--------------------------------------------------------------------------------
U.S. Stocks - continued
  Financial Institutions - continued
    MBNA Corp.                                            46,700    $  1,722,063
    State Street Boston Corp.                            370,000      16,650,000
                                                                    ------------
                                                                    $ 56,803,188
--------------------------------------------------------------------------------
  Food and Beverage Products - 8.3%
    Anheuser-Busch Cos., Inc.                            160,000    $ 10,700,000
    CPC International, Inc.                              380,000      26,077,500
    Campbell Soup Co.                                    471,600      28,296,000
    General Mills, Inc.                                  273,500      15,794,625
    Hershey Foods Corp.                                   86,000       5,590,000
    Kellogg Co.                                          150,000      11,587,500
    Nabisco Holdings Corp., "A"                          808,000      26,361,000
    PepsiCo, Inc.                                        576,000      32,184,000
    Ralston Purina Co.                                   472,500      29,472,188
                                                                    ------------
                                                                    $186,062,813
--------------------------------------------------------------------------------
  Forest and Paper Products - 2.0%
    Kimberly Clark Corp.                                 552,860    $ 45,749,160
--------------------------------------------------------------------------------
  Insurance - 7.3%
    AFLAC, Inc.                                          308,000    $ 13,359,500
    American Re Corp.                                    257,000      10,504,875
    CIGNA Corp.                                          213,500      22,043,875
    MBIA, Inc.                                           353,000      26,475,000
    Progressive Corp. - Ohio                             391,200      19,119,900
    Prudential Reinsurance Holdings, Inc.*                59,400       1,388,475
    St. Paul Cos., Inc.                                  413,000      22,973,125
    Torchmark, Inc.                                      530,000      23,982,500
    Transamerica Corp.                                   324,600      23,655,225
                                                                    ------------
                                                                    $163,502,475
--------------------------------------------------------------------------------
  Machinery - 2.9%
    AGCO Corp.                                           100,000    $  5,100,000
    Case Corp.                                           150,000       6,862,500
    Deere & Co., Inc.                                    484,000      17,061,000
    Ingersoll Rand Co.                                   440,000      15,455,000
    York International Corp.                             420,000      19,740,000
                                                                    ------------
                                                                    $ 64,218,500
--------------------------------------------------------------------------------
  Medical and Health Products - 4.9%
    American Home Products Corp.                         118,700    $ 11,513,900
    Baxter International, Inc.                           250,000      10,468,750
    Johnson & Johnson                                    380,000      32,537,500
    Lilly (Eli) & Co.                                    132,766       7,468,088
    Pfizer, Inc.                                         340,000      21,420,000
    Warner-Lambert Co.                                   280,000      27,195,000
                                                                    ------------
                                                                    $110,603,238
--------------------------------------------------------------------------------

Common Stocks - continued
================================================================================
Issuer                                                    Shares           Value
--------------------------------------------------------------------------------
U.S. Stocks - continued
  Medical and Health Technology and Services - 2.2%
    Guidant Corp.*                                       167,323    $  7,069,397
    Manor Care, Inc.                                      40,000       1,400,000
    Medtronic, Inc.                                      150,000       8,381,250
    Pacificare Health Systems, Inc., "B"*                231,000      20,097,000
    United Healthcare Corp.                              187,000      12,248,500
                                                                    ------------
                                                                    $ 49,196,147
--------------------------------------------------------------------------------
  Metals and Minerals - 0.7%
    Phelps Dodge Corp.                                   240,000    $ 14,940,000
--------------------------------------------------------------------------------
  Oil Services - 0.3%
    Schlumberger Ltd.                                     94,000    $  6,509,500
--------------------------------------------------------------------------------
  Oils - 5.7%
    Amoco Corp.                                          430,000    $ 30,906,250
    Chevron Corp.                                        120,000       6,300,000
    Exxon Corp.                                          328,000      26,281,000
    Mobil Corp.                                          445,000      49,840,000
    USX-Marathon Group                                   600,000      11,700,000
    Union Pacific Resource Group, Inc.*                   93,300       2,367,488
                                                                    ------------
                                                                    $127,394,738
--------------------------------------------------------------------------------
  Photographic Products - 0.8%
    Eastman Kodak Co.                                    270,000    $ 18,090,000
--------------------------------------------------------------------------------
  Pollution Control - 0.1%
    WMX Technologies, Inc.                                46,500    $  1,389,188
--------------------------------------------------------------------------------
  Printing and Publishing - 0.6%
    Tribune Co., Inc.                                    220,000    $ 13,447,500
--------------------------------------------------------------------------------
  Railroads - 4.4%
    CSX Corp.                                            832,000    $ 37,960,000
    Conrail, Inc.                                        380,000      26,600,000
    Illinois Central Corp.                               580,000      22,257,500
    Norfolk Southern Corp.                               150,000      11,906,250
                                                                    ------------
                                                                    $ 98,723,750
--------------------------------------------------------------------------------
  Restaurants and Lodging
    Promus Hotel Corp.*                                   18,000    $    400,500
--------------------------------------------------------------------------------
  Special Products and Services - 0.3%
    Stanley Works                                        150,000    $  7,725,000
--------------------------------------------------------------------------------
  Stores - 4.1%
    Circuit City Stores, Inc.                            520,000    $ 14,365,000
    Dayton-Hudson Corp.                                  190,000      14,250,000
    Federated Department Stores, Inc.*                    48,000       1,320,000
    Home Depot, Inc.                                     120,000       5,745,000
    Lowe's Cos., Inc.                                    150,000       5,025,000
    May Department Stores Co.                            495,000      20,913,750
    Penney (J.C.), Inc.                                  320,000      15,240,000
    Sears, Roebuck & Co.                                 150,000       5,850,000

Common Stocks - continued
=================================================================================
Issuer                                                    Shares            Value
---------------------------------------------------------------------------------
U.S. Stocks - continued
  Stores - continued
    Wal-Mart Stores, Inc.                                450,000   $   10,068,750
                                                                   --------------
                                                                   $   92,777,500
---------------------------------------------------------------------------------
  Utilities - Electric - 1.4%
    CMS Energy Corp.                                      42,000   $    1,254,750
    Cinergy Corp.                                        204,600        6,265,875
    DPL, Inc.                                            395,700        9,793,575
    Illinova Corp.                                        46,000        1,380,000
    Peco Energy Co.                                      300,000        9,037,500
    Pinnacle West Capital Corp.                           50,000        1,437,500
    Portland General Corp.                                50,000        1,456,250
                                                                   --------------
                                                                   $   30,625,450
---------------------------------------------------------------------------------
  Utilities - Gas - 0.6%
    Pacific Enterprises                                  480,000   $   13,560,000
---------------------------------------------------------------------------------
  Utilities - Telephone - 3.8%
    AT&T Corp.                                           270,000   $   17,482,500
    Ameritech Corp.                                      204,000       12,036,000
    BellSouth Corp.                                      240,000       10,440,000
    GTE Corp.                                            497,000       21,868,000
    Pacific Telesis Group                                200,000        6,725,000
    SBC Communications, Inc.                             275,000       15,812,500
                                                                   --------------
                                                                   $   84,364,000
---------------------------------------------------------------------------------
Total U.S. Stocks                                                  $2,055,507,998
---------------------------------------------------------------------------------
Foreign Stocks - 4.5%
  Denmark - 0.4%
    Tele Danmark, ADR, "B" (Utilities - Telephone)       320,000   $    8,840,000
---------------------------------------------------------------------------------
  Italy - 0.1%
    Telecom Italia (Telecommunications)                1,250,000   $    2,201,481
---------------------------------------------------------------------------------
  Japan - 0.7%
    Bank of Tokyo (Finance)                              401,000   $    7,017,403
    Takeda Chemical Industries (Chemicals)               503,000        8,267,427
                                                                        ---------
                                                                   $   15,284,830
---------------------------------------------------------------------------------
  Netherlands - 1.0%
    IHC Caland, NV (Transportation)                      143,100   $    4,808,587
    Royal Dutch Petroleum Co. (Oils)                     132,000       18,628,500
                                                                   --------------
                                                                   $   23,437,087
---------------------------------------------------------------------------------
  New Zealand - 0.2%
    Lion Nathan Ltd. (Food and Beverage Products)      2,000,000   $    4,765,439
---------------------------------------------------------------------------------
  Singapore - 0.1%
    Mandarin Oriental International Ltd.
    (Restaurants and Lodging)                            112,900   $      136,609
    Singapore Press Holdings Ltd. (Publishing)           150,000        2,652,426
                                                                   --------------
                                                                   $    2,789,035
---------------------------------------------------------------------------------

Common Stocks - continued
=================================================================================
Issuer                                                    Shares            Value
---------------------------------------------------------------------------------
Foreign Stocks - continued
  Sweden - 1.3%
    Astra AB, "B" (Pharmaceuticals)                      593,600   $   23,495,997
    Hennes & Mauritz, "B" (Retail)                        82,050        4,569,036
                                                                   --------------
                                                                   $   28,065,033
---------------------------------------------------------------------------------
  United Kingdom - 0.7%
    British Petroleum PLC, ADR (Oils)                     15,500   $    1,582,938
    PowerGen PLC, ADR (Utilities - Electric)           1,312,400        4,502,880
    PowerGen PLC (Utilities - Electric)                1,005,800        8,307,209
    SmithKline Beecham PLC, ADR (Medical and Health
    Products)                                             25,000        1,387,500
                                                                   --------------
                                                                   $   15,780,527
---------------------------------------------------------------------------------
Total Foreign Stocks                                               $  101,163,430
---------------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $1,538,328,977)              $2,156,671,435
---------------------------------------------------------------------------------
Convertible Preferred Stock - 0.1%
=================================================================================
Atlantic Richfield Co. (Oils) (Identified Cost,
$2,970,000)                                              120,000   $    2,820,000
---------------------------------------------------------------------------------
Convertible Bonds - 1.0%
=================================================================================
                                                Principal Amount
                                                   (000 Omitted)
---------------------------------------------------------------------------------
Costco Wholesale Corp., 5.75s, 2002 (Stores)          $    2,500   $    2,375,000
Equitable (Cos.), Inc., 6.125s, 2024 (Insurance)           6,250        7,132,813
Roche Holdings, Inc., 0s, 2010
 (Medical and Health Technology and Services)##           20,512        9,025,280
Sandoz, 2s, 2002 (Chemicals) ##                            4,750        4,488,750
---------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost,
$20,077,891)                                                       $   23,021,843
---------------------------------------------------------------------------------

Short-Term Obligations - 4.3%
=================================================================================
Abbott Labs, due 1/10/96                              $   12,780   $   12,762,108
Federal Home Loan Bank, due 1/22/96                       12,780       12,739,296
Federal Home Loan Mortgage Corp., due 1/22/96              7,035        7,012,635
Federal National Mortgage Assn., due 1/04/96 -
1/17/96                                                   24,260       24,223,401
Ford Motor Credit Corp., due 1/02/96 - 1/05/96            31,905       31,890,482
Raytheon Co., due 1/08/96                                  2,650        2,646,960
Transamerica Co., due 1/02/96                                 10            9,998
Weyerhaeuser Co., due 1/09/96                              4,560        4,554,123
---------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost and Value          $   95,839,003
---------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,657,215,871)                $2,278,352,276

Other Assets, Less Liabilities - (1.7)%                               (38,968,459)
=================================================================================
Net Assets - 100.0%                                                $2,239,383,817
---------------------------------------------------------------------------------

 * Non-income producing security.
## SEC Rule 144A restriction.


See notes to financial statements

Financial Statements

Statement of Assets and Liabilities
================================================================================================
December 31, 1995
------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,657,215,871)                         $2,278,352,276
  Cash                                                                                     6,080
  Receivable for investments sold                                                        176,240
  Receivable for Trust shares sold                                                     5,763,435
  Interest and dividends receivable                                                    4,948,282
  Other assets                                                                            22,128
                                                                                  --------------
    Total assets                                                                  $2,289,268,441
                                                                                  --------------
Liabilities:
  Distributions payable                                                           $   43,321,632
  Payable for investments purchased                                                    2,530,553
  Payable for Trust shares reacquired                                                  2,189,167
  Net payable for forward foreign currency exchange contracts sold                       176,905
  Payable to affiliates -
   Management fee                                                                         37,565
   Shareholder servicing agent fee                                                        21,888
   Distribution fee                                                                    1,141,685
  Accrued expenses and other liabilities                                                 465,229
                                                                                  --------------
    Total liabilities                                                             $   49,884,624
                                                                                  --------------
Net assets                                                                        $2,239,383,817
                                                                                  ==============
Net assets consist of:
  Paid-in capital                                                                 $1,619,728,971
  Unrealized appreciation on investments and translation of assets and liabilities
  in foreign currencies                                                              620,961,085
  Accumulated distributions in excess of net realized gain on investments
  and foreign currency transactions                                                   (1,230,776)
  Accumulated undistributed net investment income                                        (75,463)
                                                                                  --------------
    Total                                                                         $2,239,383,817
                                                                                  ==============
Shares of beneficial interest outstanding                                            176,322,348
                                                                                  ==============
Class A shares:
  Net asset value and redemption price per share
   (net assets of $2,074,498,655 / 163,272,441 shares of beneficial interest
   outstanding)                                                                        $12.71
                                                                                       ======
  Offering price per share (100/94.25)                                                 $13.49
                                                                                       ======
Class B shares:
  Net asset value and offering price per share
   (net assets of $164,885,162 / 13,049,907 shares of beneficial interest
   outstanding)                                                                        $12.63
                                                                                       ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.


See notes to financial statements

Statement of Operations
=====================================================================================
Year Ended December 31, 1995
-------------------------------------------------------------------------------------
Net investment income:
  Income -
   Dividends                                                             $ 48,726,746
   Interest                                                                 5,996,829
   Foreign taxes withheld                                                    (356,689)
                                                                         ------------
    Total investment income                                              $ 54,366,886
                                                                         ------------
  Expenses -
   Management fee                                                        $  4,973,977
   Trustees' compensation                                                      79,395
   Shareholder servicing agent fee (Class A)                                2,086,710
   Shareholder servicing agent fee (Class B)                                  243,026
   Distribution and service fee (Class A)                                   6,246,877
   Distribution and service fee (Class B)                                   1,104,662
   Custodian fee                                                              605,693
   Postage                                                                    292,600
   Printing                                                                   135,466
   Auditing fees                                                               41,175
   Legal fees                                                                  15,025
   Miscellaneous                                                              632,502
                                                                         ------------
    Total expenses                                                       $ 16,457,107
   Fees paid indirectly                                                      (242,362)
   Reduction of expenses by distributor                                    (1,812,629)
                                                                         ------------
    Net expenses                                                         $ 14,402,116
                                                                         ------------
     Net investment income                                               $ 39,964,770
                                                                         ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
   Investment transactions                                               $172,145,965
   Foreign currency transactions                                              (54,138)
                                                                         ------------
     Net realized gain on investments and foreign currency
  transactions                                                           $172,091,827
                                                                         ------------
  Change in unrealized appreciation (depreciation) -
   Investments                                                           $421,925,203
   Translation of assets and liabilities in foreign currencies               (175,320)
                                                                         ------------
     Net unrealized gain on investments                                  $421,749,883
                                                                         ------------
      Net realized and unrealized gain on investments and foreign
      currency                                                           $593,841,710
                                                                         ------------
       Increase in net assets from operations                            $633,806,480
                                                                         ============

See notes to financial statements

Statement of Changes in Net Assets
==================================================================================
Year Ended December 31,                                  1995           1994
----------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                            $   39,964,770   $   36,153,270
  Net realized gain on investments and foreign
   currency transactions                              172,091,827      153,086,960
  Net unrealized gain (loss) on investments and
   foreign currency translation                       421,749,883     (207,006,595)
                                                   --------------   --------------
   Increase (decrease) in net assets from
    operations                                     $  633,806,480   $  (17,766,365)
                                                   --------------   --------------
Distributions declared to shareholders -
  From net investment income (Class A)             $  (38,309,881)  $  (34,653,221)
  From net investment income (Class B)                 (1,554,192)        (721,674)
  From net realized gain on investments and
   foreign currency transactions (Class A)           (158,264,565)    (154,197,201)
  From net realized gain on investments and
   foreign currency transactions (Class B)            (12,389,102)        --
  In excess of net investment income (Class A)           --                (58,099)
  In excess of net investment income (Class B)           --                 (1,186)
  In excess of net realized gain on investments
   and foreign currency transactions (Class A)           --             (2,785,811)
                                                   --------------   --------------
   Total distributions declared to shareholders    $ (210,517,740)  $ (192,417,192)
                                                   --------------   --------------
Trust share (principal) transactions -
  Net proceeds from sale of shares                 $                $
                                                      286,048,738      193,471,112
  Net asset value of shares issued to shareholders
   in reinvestment of distributions                   154,187,632      136,047,466
  Cost of shares reacquired                          (227,698,069)    (156,603,306)
                                                   --------------   --------------
   Increase in net assets from Trust share
    transactions                                   $  212,538,301   $  172,915,272
                                                   --------------   --------------
    Total increase (decrease) in net assets        $  635,827,041   $  (37,268,285)
Net assets:
  At beginning of period                            1,603,556,776    1,640,825,061
                                                   --------------   --------------
  At end of period (including accumulated
   undistributed net investment income and
   accumulated distributions in excess of net
   investment income of $(75,463) and $59,285,
   respectively)                                   $2,239,383,817   $1,603,556,776
                                                   ==============   ==============

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------------------------
Year Ended December 31,                         1995      1994      1993      1992      1991      1990       1989
-------------------------------------------------------------------------------------------------------------------
                                                Class
                                                    A
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
  Net asset value - beginning of period        $10.07    $11.50    $12.31    $13.87    $12.28    $13.55     $11.22
                                               ------    ------    ------    ------    ------    ------     ------
Income from investment operations# -
   Net investment incomeSS                     $ 0.25    $ 0.25    $ 0.39    $ 0.32    $ 0.38    $ 0.43     $ 0.45
   Net realized and unrealized gain  (loss)
  on investments and foreign currency
  transactions                                   3.67     (0.36)     0.86      0.69      2.95     (0.45)      3.56
                                               ------    ------    ------    ------    ------    ------     ------
     Total from investment    operations       $ 3.92    $(0.11)   $ 1.25    $ 1.01    $ 3.33    $(0.02)    $ 4.01
                                               ------    ------    ------    ------    ------    ------     ------
Less distributions declared to shareholders -
   From net investment income+++               $(0.46)   $(0.25)   $(0.39)   $(0.33)   $(0.39)   $(0.43)    $(0.45)
   From net realized gain on  investments
    and foreign currency transactions           (0.82)    (1.05)    (1.67)    (2.22)    (1.32)    (0.82)     (1.22)
   In excess of net realized gain on
    investments and foreign currency
    transactions++                               --       (0.02)     --        --        --        --         --
   From paid-in capital                          --        --        --       (0.02)    (0.03)     --        (0.01)
                                               ------    ------    ------    ------    ------    ------     ------
     Total distributions
     declared to shareholders                  $(1.28)   $(1.32)   $(2.06)   $(2.57)   $(1.74)   $(1.25)    $(1.68)
                                               ------    ------    ------    ------    ------    ------     ------
Net asset value - end of period                $12.71    $10.07    $11.50    $12.31    $13.87    $12.28     $13.55
                                               ======    ======    ======    ======    ======    ======     ======
Total return=                                  39.34%   (1.02)%    10.03%     7.68%    27.41%   (0.33)%      35.80%
Ratios (to average net assets)/Supplemental dataSS.:
   Expenses##                                   0.70%     0.71%     0.68%     0.62%     0.62%     0.47%       0.50%
   Net investment income                        2.13%     2.20%     3.04%     2.30%     2.73%     3.28%       3.40%
Portfolio turnover                                54%       87%       41%       46%       44%       26%         20%
Net assets at end of period (000,000
 omitted)                                      $2,074    $1,535    $1,626    $1,548    $1,530    $1,265      $1,382

 ++ For the year ended December 31, 1991, the per share distribution in excess of net realized gain on investments was $0.0041.
+++ For the year ended December 31, 1994, the per share distribution in excess of net investment income was
    $0.0004 for Class A shares.
  # Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
  = Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to January 2, 1991). If the charge had been included, the results would have been lower.
 SS The distributor did not impose a portion of its distribution fee for the periods indicated. For the year ended
    December 31, 1993, net investment income for Class A shares includes $0.012 per share applicable to nonrecurring dividend income. Had the dividend for the period not been included and the management fee related to such income not been waived, and the distribution fee not been waived, the net investment income per share and the ratios would have been:

   Net investment income                        $0.24     $0.24     $0.27        --        --        --          --
   Ratios (to average net assets):
    Expenses##                                  0.81%     0.81%     0.74%        --        --        --          --
    Net investment income                       2.02%     2.10%     2.05%        --        --        --          --

See notes to financial statements

=========================================================================================================
Year Ended December 31,                         1988      1987      1986      1995      1994      1993*
---------------------------------------------------------------------------------------------------------
                                                Class A                        Class B
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $11.26    $12.09    $12.12    $10.03    $11.48    $13.02
                                               ------    ------    ------    ------    ------    ------
Income from investment operations# -
   Net investment incomeSS                     $ 0.40    $ 0.38    $ 0.40    $ 0.15    $ 0.15    $ 0.04
   Net realized and unrealized gain (loss)
     on investments and foreign currency
     transactions                                0.76      0.57      1.72      3.64     (0.36)     0.32
                                               ------    ------    ------    ------    ------    ------
     Total from investment operations          $ 1.16    $ 0.95    $ 2.12    $ 3.79    $(0.21)   $ 0.36
                                               ------    ------    ------    ------    ------    ------
Less distributions declared to shareholders -
   From net investment income++++              $(0.39)   $(0.39)   $(0.40)   $(0.37)   $(0.17)   $(0.23)
   From net realized gain on  investments
  and foreign currency transactions             (0.81)     (1.39)     (1.73)   (0.82)   (1.05)    (1.67)
   In excess of net realized gain on
   investments and foreign currency
     transactions                                  --        --        --        --     (0.02)       --
   From paid-in capital //                         --        --     (0.02)       --        --        --
                                               ------    ------    ------    ------    ------    ------
    Total distributions declared to
    shareholders                               $(1.20)   $(1.78)   $(2.15)   $(1.19)   $(1.24)   $(1.90)
                                               ------    ------    ------    ------    ------    ------
  Net asset value - end of period              $11.22    $11.26    $12.09    $12.63    $10.03    $11.48
                                               ======    ======    ======    ======    ======    ======
  Total return=                                10.12%     7.25%    16.97%    38.05%   (1.88)%     2.62%
Ratios (to average net assets)/Supplemental dataSS:
   Expenses##                                   0.55%     0.45%     0.49%     1.56%     1.61%     1.56%+
   Net investment income                        3.39%     2.63%     2.99%     1.25%     1.37%     1.05%+
Portfolio turnover                                19%       23%       26%       54%       87%       41%
Net assets at end of period (000,000
  omitted)                                     $1,139    $1,177    $1,186      $165       $69       $15

   * For the period from the commencement of offering of Class B shares, September 7, 1993, to December 31, 1993.
  // For the year ended December 31, 1988, the per share distribution from paid-in capital was $0.001.
++++ For the year ended December 31, 1994, the per share distribution in excess of net investment income was $0.0003 for Class B shares.
   + Annualized.
   # Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
   = Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to January 2, 1991). If the charge had been included, the results would have been lower.
  SS The distributor did not impose a portion of its distribution fee for the periods indicated. For the year ended December 31, 1993, net investment income for Class B shares includes $0.007 per share applicable to nonrecurring dividend income. Had the dividend for the period not been included and the management fee related to such income not been waived, and the distribution fee not been waived, the net investment income per share and the ratios would have been:

   Net investment income                           --        --        --     $0.15        --     $0.03
   Ratios (to average net assets):
    Expenses##                                     --        --        --     1.58%        --     1.66%+
    Net investment income                          --        --        --     1.23%        --     0.29%+

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

Massachusetts Investors Trust (the Trust) was organized as a common law trust under the laws of the Commonwealth of Massachusetts in 1924 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex- dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Trust's custodian bank calculates its fee based on the Trust's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over- distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1995, $116,875 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments, due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

At December 31, 1995, accumulated realized gain on investments and foreign currency transactions under book accounting was different from tax accounting due to temporary differences in accounting for foreign currency.

Multiple Classes of Shares of Beneficial Interest - The Trust offers both Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Trust pro rata, based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.16% of average daily net assets and 3.55% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain of the officers and Trustees of the Trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $21,835 for the year ended December 31, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $388,820 for the year ended December 31, 1995, as its portion of the sales charge on sales of Class A shares of the Trust.

The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Trust will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Trust related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Trust's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Trust's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution- related expenses that are approved by the Trust. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,145,755 for Class A shares for the year ended December 31, 1995. MFD is waiving the 0.10% distribution fee for an indefinite period. Fees incurred under the distribution plan during the year ended December 31, 1995 were 0.24% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B distribution plan provides that the Trust will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Trust's average daily net assets attributable to Class B shares. The service fee is currently suspended on Class B shares held over one year. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $12,142 for Class B shares for the year ended December 31, 1995. Fees incurred under the distribution plan during the year ended December 31, 1995 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 1995 were $18,908 and $157,607 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities and short- term obligations, aggregated $1,051,337,424 and $995,290,305, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

  Aggregate cost                                   $1,657,215,871
                                                   ==============
  Gross unrealized appreciation                    $  628,630,475
  Gross unrealized depreciation                        (7,494,070)
                                                   --------------
  Net unrealized appreciation                      $  621,136,405
                                                   ==============

(5) Shares of Beneficial Interest


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                 1995                           1994
                                 --------------------------     --------------------------
Class A Shares
Year Ended December 31,              Shares          Amount         Shares          Amount
==========================================================================================
Shares sold                      17,087,194    $204,278,899     11,401,171    $129,970,532
Shares issued to
  shareholders in
  reinvestment of
  distributions                  11,238,706     141,190,710     12,678,046     129,231,432
Shares reacquired               (17,466,366)   (207,986,831)   (13,044,429)   (148,666,502)
                                -----------    ------------    -----------    ------------
   Net increase                  10,859,534    $137,482,778     11,034,788    $110,535,462
                                ===========    ============    ===========    ============


                                 1995                           1994
                                 --------------------------     --------------------------
Class B Shares
Year Ended December 31,              Shares          Amount         Shares          Amount
==========================================================================================
Shares sold                     $ 6,848,511      81,769,839      5,590,985    $ 63,500,580
Shares issued to
  shareholders in
  reinvestment of
  distributions                   1,037,328      12,996,922        674,366       6,816,034
Shares reacquired                (1,667,587)    (19,711,238)      (703,746)     (7,936,804)
                                -----------    ------------    -----------    ------------
   Net increase                   6,218,252     $75,055,523      5,561,605     $62,379,810
                                ===========    ============    ===========    ============

(6) Line of Credit

The Trust entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended December 31, 1995 was $25,635.

(7) Financial Instruments

The Trust trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                          Contracts
           Settlement         to        In Exchange     Contracts    Net Unrealized
              Date         Deliver          for         at Value      Depreciation
===================================================================================
Sales       3/15/96       88,704,000    $13,100,576    $13,277,481   $(176,905)
                                                                     =========

SEK = Swedish Kronor

At December 31, 1995, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities

The Trust may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1995, the Trust owned the following restricted securities (constituting 0.60% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                    Date of          Principal
Description                       Acquisition         Amount          Cost         Value
===========================================================================================
Roche Holdings, Inc., 0s, 2010     4/12/95         $20,512,000   $7,308,015    $ 9,025,280
Sandoz, 2s, 2002                   9/28/95           4,750,000    3,923,495      4,488,750
                                                                               -----------
                                                                               $13,514,030
                                                                               ===========

Independent Auditors' Report

To the Trustees and Shareholders of Massachusetts Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Massachusetts Investors Trust as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1995 and 1994, and the financial highlights for each of the years in the ten-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Massachusetts Investors Trust at December 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 1, 1996

                               ----------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

It's Easy to Contact Us

[Phone Graphic] MFS Automated Information

Account Information:
Call 1-800-MFS-TALK (1-800-637-8255) anytime.

Market Outlook:
Call 1-800-637-4458 anytime for the MFS outlook on the bond and stock markets.

[Graphic Question Mark] MFS Personal Service

Account Service:
Call 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

Product Information:
Call 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time.

IRA Service:
Call 1-800-637-1255 any business day from 8 a.m. to 6 p.m. Eastern time.

Service for the Hearing-Impaired:
Call 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time (TDD required).

[Graphic Envelope] MFS Mailing Addresses

For Personal Accounts:
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For IRA Accounts:
MFS Service Center, Inc.
J.W. McCormack Station
P.O. Box 4501
Boston, MA 02101-9817

A Word About MFS Products and Services
Making Additional Investments at Your Convenience

There are several easy ways to make additional single investments of at least
$50:

(bullet) send a check with the lower portion of your account statement

(bullet) contact your financial adviser to purchase shares on your behalf

(bullet) wire additional investments through your bank; call us first for instructions

Making Additional Investments Automatically

By investing a set amount at regular intervals, over time you will buy more shares when prices are low, and fewer shares when prices are high. Because dollar cost averaging involves periodic purchases regardless of fluctuating share prices, you should consider your financial ability to continue investing in periods of low prices. MFS offers two dollar-cost-averaging programs. See the prospectus for further details. Dollar cost averaging does not assure a profit or avoid a loss.

The Automatic Investment Plan offers a simple way to make regular investments of at least $50 through automatic withdrawals from your checking account.

The Automatic Exchange Plan automatically exchanges shares from any MFS fund with $5,000 or more into the same class of shares in up to four other MFS funds. You choose the amounts of the exchanges (as little as $50) and their frequency.

A Hypothetical Example of Automatic Monthly Investing Compounding at 8% a Year

              5
 Amount     Years      10       15       20        25
-------     ------    -----    -----    ------   -------
  $50       3,671    9,064   16,989    28,633     45,742
  $75       5,506   13,596   25,483    42,950     68,613
  $100      7,341   18,128   33,978    57,266     91,484
  $200     14,683   36,257   67,956   114,532    182,968


For illustration only. Not indicative of future performance of any MFS fund.

For applications or further information call 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

If you are a participant in a retirement plan, check with your plan sponsor regarding the availability of these options.

A Financial Adviser Can Help You Be a Better Investor

Financial advisers can be valuable resources for their clients, providing ongoing education and guidance about investments, as well as a wide range of services. Here are just some of the ways your financial adviser may be able to help you be a better investor:

[checkmark] Day-to-day monitoring of your portfolio

[checkmark] Tax recordkeeping

[checkmark] In-depth information on fund managers, their track records and their tenure

[checkmark] Risk/reward analyses of current or potential holdings

[checkmark] Asset allocation advice

[checkmark] Construction of a detailed personal financial profile

[checkmark] Order and confirmation processing

[checkmark] Information on a fund group's range of shareholder services

[checkmark] Portfolio adjustments based on lifestyle changes

[checkmark] Assistance with business retirement planning

[checkmark] Evaluation of lump-sum distribution options

[checkmark] Recommendations on a selection of fund groups

[checkmark] Specialized research and investment information not readily available to individuals

[checkmark] In-depth knowledge of markets and products, kept current by ongoing tracking

[checkmark] Estate, tax, insurance, and business planning

[checkmark] Help with possible savings on sales charges through breakpoints, rights of accumulation, and letters of intent

MFS Investment Opportunities

Mutual Funds

The MFS Family of Funds(R), shown on the facing page, falls into the eight general categories below. All offer full-time professional management, a diversified portfolio, and a wide array of shareholder services.

Stock funds seek growth of capital rather than income through investments in stocks.

Stock and bond funds seek current income and growth of capital through investments in both stocks and bonds.

Bond funds seek current income through investments in debt securities.

World funds seek stock, balanced, and bond fund objectives through investments in U.S. and foreign stocks and bonds.

Limited-maturity bond funds seek current income and preservation of capital through investments in debt securities with remaining maturities of five years or less.

National tax-free bond funds seek current income exempt from federal income tax through investments in debt securities issued by states and municipalities.(1)

State tax-free bond funds seek current income exempt from federal and state income taxes through investments in debt securities issued by a single state and its municipalities.(1)

Money market funds seek preservation of capital and current income through investments in short-term debt securities.(2)

To determine which MFS fund may be appropriate for you, please contact your financial adviser, who can help you relate these investment opportunities to your financial goals. If you prefer, you may call MFS Investor Information for literature(3) on MFS products and services: 1-800-637-2929, from 9 a.m. to 5 p.m. Eastern time any business day (leave a message anytime).

(1) A small portion of the income may be subject to federal, state and/or alternative minimum tax.
(2) Investments in money market funds are not issued or guaranteed by the U.S. government and there is no assurance that the fund will be able to maintain a stable net asset value.
(3) Including a prospectus containing more complete information including charges and expenses. Read the prospectus carefully before investing.

The MFS Family of Funds(R)

America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or, leave a message anytime). This material should be read carefully before investing or sending money.

Stock
-------------------------------------------------------------
Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS(R) Capital Growth Fund
MFS(R) Emerging Growth Fund
MFS(R) Gold & Natural Resources Fund
MFS(R) Growth Opportunities Fund
MFS(R) Managed Sectors Fund
MFS(R) OTC Fund
MFS(R) Research Fund
MFS(R) Value Fund

Stock and Bond
-------------------------------------------------------------
MFS(R) Total Return Fund
MFS(R) Utilities Fund

Bond
-------------------------------------------------------------
MFS(R) Bond Fund
MFS(R) Government Mortgage Fund
MFS(R) Government Securities Fund
MFS(R) High Income Fund
MFS(R) Intermediate Income Fund
MFS(R) Strategic Income Fund

Limited Maturity Bond
-------------------------------------------------------------
MFS(R) Government Limited Maturity Fund
MFS(R) Limited Maturity Fund
MFS(R) Municipal Limited Maturity Fund
-------------------------------------------------------------
World
----------------------------------------------------------------
MFS(R)/Foreign & Colonial Emerging Markets Equity Fund MFS(R)/Foreign & Colonial International Growth Fund MFS(R)/Foreign & Colonial International Growth and Income Fund MFS(R) World Asset Allocation Fund(SM)
MFS(R) World Equity Fund
MFS(R) World Governments Fund
MFS(R) World Growth Fund
MFS(R) World Total Return Fund

National Tax-Free Bond
----------------------------------------------------------------
MFS(R) Municipal Bond Fund
MFS(R) Municipal High Income Fund (closed to new investors)
MFS(R) Municipal Income Fund

State Tax-Free Bond
----------------------------------------------------------------
Alabama, Arkansas, California, Florida, Georgia, Louisiana,
Maryland, Massachusetts, Mississippi, New York, North Carolina,
Pennsylvania, South Carolina, Tennessee, Texas, Virginia,
Washington, West Virginia

Money Market
----------------------------------------------------------------
MFS(R) Cash Reserve Fund
MFS(R) Government Money Market Fund
MFS(R) Money Market Fund
----------------------------------------------------------------

                                   APPENDIX


Massachusetts Investors Trust

Front cover
A photo of a keyboard.

Page 4

     Line graph representing the growth of a $10,000 investment for the 5-year period ended December 31, 1995. The graph is scaled from $5,000 to $30,000 in $5,000 segments. The years are marked from 1991 to 1995. There are three lines drawn to scale. One is a solid line representing Massachusetts Investors Trust (Class A), a second line of short dashes represents the S&P 500, and a third line of long dashes represents the Consumer Price Index.

Mass. Investors Trust (Class A)          $19,607
S&P 500                                  $21,519
Consumer Price Index                     $11,472

Page 5

     Line graph representing the growth of a $10,000 investment for the 10-year period ended December 31, 1995. The graph is scaled from $10,000 to $50,000 in $10,000 segments. The years are marked from 1986 to 1995. There are three lines drawn to scale. One is a solid line representing Massachusetts Investors Trust (Class A), a second line of short dashes represents the S&P 500, and a third line of long dashes represents the Consumer Price Index.

Mass. Investors Trust (Class A)          $37,071
S&P 500                                  $39,955
Consumer Price Index                     $14,045